                                        Exhibit 24

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/David L. Bodde


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/William H. Clark


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/Robert J. Dineen


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/Arthur J. Doyle


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 5th day of February, 1997.


                         /s/W. Thomas Grant II


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/George E. Nettels, Jr.


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before  me the undersigned, a Notary  Public,
     personally  appeared George E. Nettels,  Jr.,
     to be known to be the person described in and
     who  executed  the foregoing instrument,  and
     who,   being   by   me  first   duly   sworn,
     acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     her  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/Linda H. Talbott


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                           Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000

                   POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

           That  the  undersigned, a  Director  of
     Kansas City Power & Light Company, a Missouri
     corporation,   does  hereby  constitute   and
     appoint  Drue Jennings or Jeanie  Sell  Latz,
     his  true and lawful attorney and agent, with
     full  power and authority to execute  in  the
     name and on behalf of the undersigned as such
     director  an  Annual  Report  on  Form  10-K;
     hereby granting unto such attorney and  agent
     full power of substitution and revocation  in
     the   premises;  and  hereby  ratifying   and
     confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

           IN WITNESS WHEREOF, I have hereunto set
     my hand and seal this 4th day of February, 1997.


                         /s/Robert H. West


     STATE OF MISSOURI   )
                         )    ss
     COUNTY OF JACKSON   )

           On  this  5th  day of  February,  1997,
     before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

           IN  TESTIMONY WHEREOF, I have  hereunto
     set my hand and affixed my official seal the day and year last above written.



                         /s/Cathy Claypole
                            Notary Public


     Cathy Claypole
     Notary Public-Notary Seal
     State of Missouri
     Clay County
     My Commission Expires:
     February 27, 2000